SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:     March 12, 2002

State Street Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (617) 786-3000

Item 5.    Other Events.

On March 12, 2002, Registrant issued a statement on the resignation of executive vice president and chief financial officer, Ronald L. O’Kelley.

The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

            (c)     Exhibits.

            99.1     Form of press release dated March 12, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By: /s/Frederick P. Baughman
Name:	Frederick P. Baughman
Title:	Senior Vice President, Controller and Chief Accounting Officer

Date:  March 12, 2002

EXHIBIT INDEX

Exhibit

99.1    Form of press release dated March 12, 2002